                                                                    EXHIBIT 99.2
--------------------------------------------------------------------------------












                        Peoples Heritage Financial Group

                         Makes Strategic Acquisition of

                                   SIS Bancorp













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Peoples Heritage Financial Group                                     SIS Bancorp

Strategic Rationale
--------------------------------------------------------------------------------




Compelling strategic fit
- Extends New England's largest and most profitable community banking franchise into Western Massachusetts and Central Connecticut
-      Continues top market share standard of performance
- Brings new business lines to SIS markets and customers; e.g., indirect auto, public finance, trust and insurance

Financially strong transaction
-      Accretive to EPS and ROE within the first year
-      Increases earnings growth
-      Positive projections based on conservative assumptions

High probability of success
- PHBK proven integration skills applied to clean, well-managed company
-      Pricing consistent with industry trends





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Peoples Heritage Financial Group                                     SIS Bancorp

Transaction Summary
--------------------------------------------------------------------------------



Fixed Exchange Ratio:                       2.25 PHBK shares for each SISB share

Price Per Share:                            $57.23 per SISB share*

Transaction Value:                          $427.7 million

Accounting / Tax Treatment:                 Pooling of Interests / Tax Free Exchange

Lock-up Option:                             19.9%

Due Diligence:                              Completed

Expected Closing:                           Late 1998

Caps / Collars:                             None

One-Time Merger Costs:                      $15.8 million (after tax)

Management Considerations:                  SISB President Marshall to join PHBK senior
                                            management team, one SISB Director
                                            to PHBK Holding Company Board




*  Based on PHBK's price of $25 7/16  on July 17, 1998



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Peoples Heritage Financial Group                                     SIS Bancorp

Transaction Multiples
--------------------------------------------------------------------------------



Recent PHBK Price Per Share:                            $25.4375

Exchange Ratio:                                         2.25 PHBK/SISB

Implied Price Per SISB Share:                           $57.23

Price / Stated 3/31/98 Book Value Per Share:            313%

Price / 1998 IBES Estimated Earnings Per Share:         23.4 x

Price / 1999 IBES Estimated Earnings Per Share:         21.4 x

Premium to Recent Market Price:                         27%







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Peoples Heritage Financial Group                                     SIS Bancorp

Peoples Heritage - A History of Impressive Growth
--------------------------------------------------------------------------------





                                                                                Pro Forma for SIS Bancorp
                                   12/31/92       3/31/98        CAGR             3/31/98         CAGR

Total Assets (MMs)                 $ 2,340        $10,031        31.9%           $11,822          36.1%

Total Loans                        $ 1,660        $ 6,315        29.0%           $ 7,153          32.1%

Total Deposits                     $ 1,897        $ 6,963        28.1%           $ 8,268          32.4%

Shareholder's Equity               $   189        $   745        29.4%           $   860          33.5%

Market Capitalization              $    81        $ 2,252        88.4%           $ 2,662          94.5%





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Peoples Heritage Financial Group                                     SIS Bancorp

Strengthens The Leading New England Community Bank Franchise
--------------------------------------------------------------------------------

-      Largest New England based community banking company.
- SIS fills in important markets in Massachusetts and significantly enhances franchise.
- Strong market share in combined Hampshire and Hampden counties in Massachusetts complements Family Bank dominance in its markets
-      $11.8 billion in assets.
-      $8.3 billion in deposits.
-      Diversified $7.3 billion loan portfolio.
-      #1 deposit market share in Maine.
-      #1 deposit market share in New Hampshire.
-      #8 deposit market share in Massachusetts.
-      Adds Connecticut presence with Glastonbury Bank & Trust.














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Peoples Heritage Financial Group                                     SIS Bancorp

Building a More Powerful Franchise
--------------------------------------------------------------------------------



Map









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Peoples Heritage Financial Group                                     SIS Bancorp

Peoples Heritage Financial Group and SIS Bancorp Locations
--------------------------------------------------------------------------------






Map





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Peoples Heritage Financial Group                                     SIS Bancorp

Positive Impact on Financial Performance
--------------------------------------------------------------------------------

-      Increases earnings per share by 3 cents in 2000

-      Anticipated cost savings of 25% of SIS operating expenses

-      Revenue enhancements of $2.3 million in 1999 and $4.7
       million in 2000

-      Increases market capitalization to $2.66 billion

-      SIS funding costs are lower than Peoples Heritage





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Peoples Heritage Financial Group                                     SIS Bancorp

Major Community Bank in New England
--------------------------------------------------------------------------------





Company                             Total Assets              Market Cap        States of Operation
-----------------------------       ------------              ----------        -------------------
Peoples Heritage Financial Group      $11,825                   $2,665          MA, ME, NH, CT

Peoples Bank                          $ 9,150                   $2,241          CT

Webster Financial Corp                $ 9,100                   $1,284          CT

UST Corporation                       $ 5,509                   $1,176          MA

Banknorth Group Inc.                  $ 2,956                   $  610          MA, NH, VT

Vermont Financial Services            $ 2,063                   $  368          MA, NH, VT

Chittenden Corp                       $ 1,994                   $  516          MA, VT





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Peoples Heritage Financial Group                                     SIS Bancorp

Diversified Loan Portfolio
--------------------------------------------------------------------------------






                           Peoples          SIS               Pro Forma        % of
Loans (3/31/98)            Heritage (1)     Bancorp           Combined         Total
---------------            ------------     -------           --------         -----

Residential Mortgages       $2,338,831      $279,388          $2,618,219         36%

Consumer (2)                 1,818,626       171,037           1,989,663         27%

Commercial Mortgages         1,409,598       188,273           1,597,871         22%

C & I                          837,682       221,877           1,059,559         15%
-----                          -------       -------           ---------         --

     Total Loans            $6,404,737      $860,575          $7,265,312


(1) Includes CFX
(2) SIS consumer loans are only home equity loans









--------------------------------------------------------------------------------
Peoples Heritage Financial Group                                     SIS Bancorp

Diversified Deposit Base
--------------------------------------------------------------------------------



                                     Peoples                    SIS           Pro Forma         % of
Deposits (3/31/98)                 Heritage (1)               Bancorp          Combined         Total
------------------                 ------------               -------         ---------         -----

CDs                                $    3,141,749             $   556,948      $  3,698,697      45%

Savings                                 1,105,641                 219,232         1,324,873      16%

Money Market / NOW                      1,641,719                 355,964         1,997,683      24%

Demand                                  1,073,944                 177,258         1,251,202      15%
------                            ---------------             -----------      ------------     -----

         Total Deposits           $     6,963,053             $ 1,309,402      $  8,272,455
                                  ---------------             -----------      ------------
                                  ---------------             -----------      ------------





(1) Includes CFX













--------------------------------------------------------------------------------
Peoples Heritage Financial Group                                     SIS Bancorp

Pro Forma Balance Sheet Data
--------------------------------------------------------------------------------



                                           Peoples              SIS             Pro Forma
                                        Heritage (1)          Bancorp            Combined
                                        ------------        -----------        ------------
Total Loans                             $ 6,404,737         $   860,575        $  7,265,312

Loan Loss Reserve                            89,454              23,239             112,693

Intangible Assets                           125,900                  --             125,900

  Total Assets                          $10,030,947         $ 1,793,968        $ 11,824,915
                                        -----------         -----------        ------------
                                        -----------         -----------        ------------
  Total Deposits                        $ 6,963,053         $ 1,309,402        $  8,272,455
                                        -----------         -----------        ------------
                                        -----------         -----------        ------------
  Shareholders' Equity                  $   744,610         $   128,185             857,034
                                        -----------         -----------             -------
                                        -----------         -----------             -------

Shares Outstanding (3/31/98)                 88,358               6,970             104,041

Book Value Per Share                          $8.43              $18.39               $8.24

 Tangible Book Value Per Share                $7.00              $18.39               $7.03



(1)  Includes CFX Corp., acquired April 10, 1998.
(2)  Includes $15.8 million after tax merger adjustment.














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Peoples Heritage Financial Group                                     SIS Bancorp

Earnings Per Share Analysis
--------------------------------------------------------------------------------



                                                     1999 Estimate              2000 Estimate
                                                     -------------              -------------
Operating Earnings (1):                            Dollars  Per Share        Dollars  Per Share
                                                   -------  ---------        -------  ---------


Peoples Heritage                                  $154,447    $1.71         $169,892    $1.88

SIS Bancorp                                         18,770                    20,741

After-Tax Synergies and Cost Savings (2)             7,712                     7,982

After-Tax Revenue Enhancements (3)                   2,283                     4,734
                                                     -----                     -----

Pro Forma Operating Earnings                      $183,212    $1.72         $203,310    $1.91

Net Earnings Accretion / (Dilution)                            0.47%                     1.28%

Pro Forma Diluted Shares                           106,645                   106,737


(1) 1999 earnings based on IBES consensus; 2000 assumes growth of approximately 10%
(2) Assumes 25% cost savings
(3) Revenue enhancements come from customer service fees, improved net interest margin and new business lines












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Peoples Heritage Financial Group                                     SIS Bancorp

Additional Opportunities
--------------------------------------------------------------------------------



-      Conservative consolidation savings

-      Additional operating revenue opportunities:
           -  Customer growth
           -  Increased fee income
           -  Margin expansion

-      Deployment of surplus capital



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Peoples Heritage Financial Group                                     SIS Bancorp

Executive Summary
--------------------------------------------------------------------------------




- Transaction is consistent with Peoples Heritage acquisition strategy .
            -     Acquire well managed, quality companies.
            -     Acquire companies in attractive markets

- SIS has built a strong franchise in Massachusetts and a growing franchise in Connecticut.
            - Transaction significantly improves PHBK's market share in Massachusetts and provides entry into Connecticut

- Pricing is consistent with premiums paid for companies with SIS's financial performance.
            - PHBK shareholders will benefit from EPS accretion and ROE improvement during the first year of combined operation.

- Solidifies PHBK's position as the largest and most profitable New England Community bank.











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Peoples Heritage Financial Group                                     SIS Bancorp

Note on Forward Looking Information
--------------------------------------------------------------------------------




This presentation contains forward looking information for Peoples Heritage Financial Group and SIS Bancorp on a stand alone basis and a pro forma combined basis. Actual results may vary materially from the forward looking statements. Factors which could result in material variations from forward looking statements include, but are not limited to: changes in interest rates which could affect net interest margins and net interest income; delays in cost savings measures or a failure to realize anticipated cost savings; competitive factors which could affect noninterest income, costs of deposits, and interest income; and general economic conditions which could negatively affect the volume of loan originations, the amount of loan losses and levels of noninterest income.
















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Peoples Heritage Financial Group                                     SIS Bancorp